Exhibit 10.3

FIRST AMENDMENT

TO

INVESTORS RIGHTS AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to that certain Investors Rights Agreement, dated as of July 27, 2026 (the “Effective Date”) (as may be amended from time to time, the “Agreement”), by and among Uranium Royalty Corp., a corporation existing pursuant to the laws of the State of Delaware (“New ParentCo”), Orion Resource Partners (USA) LP, OMF II Onshore Gamma Holdings LLC, OMF II Intermediate Holdings LLC, OMF III Onshore Gamma Holdings LLC, OMF Onshore Omega Holdings LLC, OMF Co-Fund II Holdings LLC, OMF II Onshore Alpha Holdings LLC, OMF II Onshore Beta Holdings LLC, OMF III Onshore Alpha Holdings LLC, OMF III Onshore Beta Holdings LLC and OMF III Intermediate Holdings LLC (collectively, the “Orion Sellers”), HRG Metals LP (“HRG”) and Ontario Teachers’ Pension Plan Board (“OTPPB” and, together with HRG, the “OTPPB Parties” and, collectively with the Orion Sellers, the “Sellers”), is entered into by the Parties as of September 22, 2026.

WHEREAS, the New ParentCo and the Sellers (collectively, the “Parties”) entered into the Agreement on the Effective Date;

WHEREAS, Section 7.1(a) of the Agreement requires New ParentCo to prepare and file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (the “Shelf Registration Statement”) covering all Registrable Securities then outstanding and held by the Sellers within sixty (60) days following the Closing which filing deadline is September 25, 2026 (the “Filing Deadline”); and

WHEREAS, the Parties to the Agreement have determined that it is advisable to extend the Filing Deadline to October 1, 2026.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Terms and References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

2. Amendment to Section 7.1(a). Section 7.1(a) of the Agreement is hereby amended by replacing the phrase “Within sixty (60) days following the Closing” with “On or prior to October 1, 2026”.

3. Clarification. This Amendment does not modify or extend the obligation of New ParentCo under Section 7.1(b) of the Agreement to use reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act within ninety (90) days following the Closing. For the avoidance of doubt, the extension of the filing deadline pursuant to this Amendment shall not be deemed to constitute, or be taken into account as, a failure by New ParentCo to use reasonable best efforts to cause the Shelf Registration Statement to be declared effective within such period, nor shall such extension otherwise adversely affect the determination of whether New ParentCo has satisfied its obligations under Section 7.1(b) of the Agreement.

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4. No Further Changes.

Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. On and after the date hereof, each reference in the Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment.

5. Miscellaneous.

(i) Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(ii) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

* * * * *

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The parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

URANIUM ROYALTY CORP.

By:	/s/ Scott Melbye
Name: Scott Melbye
Title: Chief Executive Officer

ORION SELLERS:

ORION RESOURCE PARTNERS (USA) LP

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF II ONSHORE GAMMA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF II INTERMEDIATE HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF III ONSHORE GAMMA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

Signature Page to First Amendment to Investors Rights Agreement

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OMF ONSHORE OMEGA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF CO-FUND II HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF II ONSHORE ALPHA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF II ONSHORE BETA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF III ONSHORE ALPHA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF III ONSHORE BETA HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

OMF III INTERMEDIATE HOLDINGS LLC

By:	/s/ Istvan Zollei
Name: Istvan Zollei
Title: Authorized Signatory

Signature Page to First Amendment to Investors Rights Agreement

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OTPPB PARTIES:

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:	/s/ James Sikora
Name: James Sikora
Title: Managing Director

HRG METALS LP
by its general partner HRG METALS GP INC.

By:	/s/ James Sikora
Name: James Sikora
Title: Director

Signature Page to First Amendment to Investors Rights Agreement

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